UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November  28, 2008
DaimlerChrysler Auto Trust 2008-A
(Exact name of Issuing Entity as specified in its charter)
Chrysler Financial Services Americas LLC
(Exact name of Sponsor and Depositor as specified in its charter)

State of Delaware	333-138140-03	20-7155962

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o BNY Mellon Trust of Delaware as owner trustee, White Clay Center, Route 273, Newark, Delaware	19711

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (302) 283-8905

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On November 28, 2008, DaimlerChrysler Auto Trust 2008-A (the “Issuing Entity”) and Chrysler Financial Services Americas LLC (“CFSA”), as seller and as servicer, entered into Amendment No. 1 (the “Amendment”) to the Sale and Servicing Agreement dated as of February 1, 2008 between the Issuing Entity and CFSA. Attached as Exhibit 10.1 is the Amendment.
     In connection with the Amendment, Chrysler Retail Residual Trust contributed $30,000,000 to the Issuing Entity, which the Issuing Entity in turn deposited into the reserve account.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
10.1	Amendment No. 1 dated November 28, 2008 to Sale and Servicing Agreement dated as of February 1, 2008, between CFSA and the Issuing Entity.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2008-A (Issuing Entity) By: CHRYSLER FINANCIAL SERVICES AMERICAS LLC (Servicer)
By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: December 4, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 dated November 28, 2008 to Sale and Servicing Agreement dated as of February 1, 2008, between CFSA and the Issuing Entity.

4